SUB-ITEM 77Q1:  Exhibits.
  (e)	Investment Advisory Agreement between Turner
Funds and Turner Investment Partners, Inc. with respect to the Large Cap Value Fund as filed with the Securities and Exchange Commission on July 25,
2005 as Exhibit (d)(4) to the Registrants
Registration Statement filed pursuant to Rule 485(a) under the Securities Act of 1933 (Accession No.
0001135428-05-000364), is incorporated herein by reference.